                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 14, 2002
       ------------------------------------------------------------------

                         FRANK'S NURSERY & CRAFTS, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



       1-5364                                  38-1561374
(Commission File Number)       (I.R.S. Employer Identification Number)


                       1175 West Long Lake, Troy, MI 48098
                    (Address of Principal Executive Offices)

                                 (248) 712-7000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)



ITEM 5.  OTHER EVENTS.

A press release regarding the Company announcing that, on March 12, 2002, the U.S. Bankruptcy Court for the District of Maryland, Baltimore Division approved the Company's Disclosure Statement for the Company's First Amended Joint Plan of Reorganization as containing adequate information, scheduled a hearing on May 1, 2002 for consideration of confirmation of the Plan, set April 19, 2002 as the deadline both for filing objections to confirmation of the Plan and for submitting ballots on the Plan and established February 28, 2002 as the record date for the purpose of determining which creditors and equity holders may be entitled to vote on the Plan and is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibit 99.1     Press release dated March 14, 2002 issued by
                                the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FRANK'S NURSERY & CRAFTS, INC.


Date: March 14, 2002           By: /s/   Larry T. Lakin
                               ------------------------
                                  Larry T. Lakin
                                  Vice Chairman, Chief Financial
                                    Officer, Treasurer and Director

                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------            ------------------------------------

    99.1 March 14, 2002 press release issued by the Company.